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                                                                    EXHIBIT 23.2

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 27, 1998 included in NeoTherapeutics, Inc.'s Form 10-KSB for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                          ARTHUR ANDERSEN LLP


Orange County, California
May 11, 1998